Exhibit 10(a)(iii)

Third AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement, dated as of  August 11, 2023 (this “Amendment”), is among UFP INDUSTRIES, INC., a Michigan corporation, the Foreign Subsidiary Borrowers, the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITAL

UFP Industries, Inc. (f/k/a Universal Forest Products, Inc.), a Michigan corporation (the "Company"), the Foreign Subsidiary Borrowers party thereto from time to time (the “Foreign Subsidiary Borrowers” and collectively referred to with the Company as the "Borrowers", and each of them individually as a "Borrower"), the lenders party thereto from time to time (such lenders, together with any other lenders now or hereafter parties to the Credit Agreement, collectively referred to as the "Lenders"), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with any successors or assigns, the "Administrative Agent") are parties to a Credit Agreement dated as of November 1, 2018 (as may be amended or modified from time to time, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.  Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.
AMENDMENTS
1.1The following definitions are added to Section 1.01 of the Credit Agreement:

“Ancillary Document” has the meaning assigned to it in Section 9.06(b).

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, or (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness or other obligation or liabilities of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment or write-downs or write-offs thereof.

“Lender-Related Person” means the Administrative Agent, any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons.

1.2The following definition in Section 1.01 of the Credit Agreement is restated as follows:

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-

called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

1.3Section 2.21 of the Credit Agreement is amended by adding the following to the first paragraph thereof after the reference to “Section 5.01(a) or (b)”: “and as of any date an Investment is made under Section 6.04(g) or (h),”.
1.4Section 6.04 of the Credit Agreement is restated as follows:

SECTION 6.04.  Investments, Loans, Advances, Guarantees and Acquisitions.  The Company will not, and will not permit any of its Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with or as a Division Successor pursuant to the Division of, any Person that was not a Wholly-Owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any Investment or any other interest in, any other Person, or make any Acquisition, except:

(a)Investments existing as of the Second Amendment Effective Date and set forth in Schedule 6.04 attached hereto and extensions, renewals and replacements thereof that do not increase the outstanding amount thereof, except to the extent such increase is a Permitted Investment or is otherwise permitted by this Section 6.04;

(b)extensions of trade credit made in the ordinary course of business on customary credit terms and commission, travel, relocation and similar advances made to officers and employees in the ordinary course of business;

(c)Investments made by the Company or any Restricted Subsidiary (i) to the Company or any Wholly-Owned Subsidiary that is a Guarantor or (ii) to any Wholly-Owned Subsidiary that is a Foreign Subsidiary that has at least 65% of its Equity Interests pledged pursuant hereto;

(d)Permitted Investments;

(e)Investments consisting of non-cash consideration for any disposition of assets permitted by Section 6.09;

(f)Acquisitions, provided each of the following conditions is satisfied:  (A) there is no Default either before or after such Acquisition, (B) the representations and warranties contained in this Agreement shall be true and correct as if made on and as of the date such Acquisition is consummated, both before and after giving effect thereto, (C) such Acquisition is not a Hostile Acquisition, (D) if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U, (E) if the total consideration, cash or non-cash, paid or payable for such Acquisition is greater than $100,000,000, prior to the consummation of such Acquisition, the Company shall deliver a satisfactory pro forma covenants compliance certificate to the Administrative Agent and (F) the target of such Acquisition is in the same line of business as conducted by the Company as of the Effective Date or a line of business similar thereto or that supports such business or is related or ancillary thereto;

(g) Investments in Unrestricted Subsidiaries, provided that (i) immediately after giving effect to such Investment (x) no Default then exists or would be caused thereby, on a pro forma basis acceptable to the Administrative Agent and (y) the Company is in compliance with Sections 2.21 and 2.23 and (ii) such amounts of any investments, loans or advances shall be excluded when calculating the assets of the Company and its Restricted Subsidiaries;

(h) Investments in Restricted Subsidiaries, provided that immediately after giving effect to such Investment (x) no Default then exists or would be caused thereby, on a pro forma basis acceptable to the Administrative Agent, (y) the Company is in compliance with Section 2.21, and (z) the aggregate amount of the Guarantees by any Loan Parties with respect to the Indebtedness and other obligations and liabilities of  Restricted Subsidiaries that are not Loan Parties shall not exceed $40,000,000; and

(i)If no Default exists or would be caused thereby, other Investments not otherwise permitted by this Section 6.04 (excluding Investments in Unrestricted Subsidiaries) in aggregate outstanding amount at any time not to exceed 15% of Net Worth – Restricted Subsidiaries.

1.5Section 9.06(b) of the Credit Agreement is restated as follows:

(b)Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.  Without limiting the generality of the foregoing, each Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrowers and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) agrees that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of any Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

ARTICLE 2.
REPRESENTATIONS.

In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete as of the Third Amendment Effective Date:

2.1The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary company and corporate action, as applicable, and are not in contravention of any statute, law or regulation or of any terms of its operating agreement, articles of incorporation, certificate of incorporation, by-laws or other charter documents, or of any material agreement or undertaking to which it is a party or by which it is bound.
2.2This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.
2.3Immediately before and after giving effect to the amendments contained herein, the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
2.4After giving effect to the amendments contained herein, no Default exists or has occurred and is continuing.

2.5Neither the Company nor any Subsidiary has paid, or agreed to pay, any fees or other consideration for or with respect to any amendment to the Senior Note Purchase Documents other than reimbursement of out-of-pocket fees and expenses of legal counsel.

2.6As of the date hereof, each Restricted Subsidiary of the Company that is required to be a Guarantor under Section 2.21 of the Credit Agreement is obligated as a Guarantor under a Guaranty and the Company is otherwise in compliance with Section 2.21 of the Credit Agreement.

ARTICLE 3.
CONDITIONS PRECEDENT.

The Amendments to the Credit Agreement in Article 1 hereof shall become effective as of the date hereof (the “Third Amendment Effective Date”) when each of the following conditions is satisfied:

3.1The Borrowers, the Lenders and the Administrative Agent shall have executed this Amendment and the Guarantors shall have executed the Consent and Agreement hereto.

3.2The Administrative Agent shall have received, and be reasonably satisfied with, amendments to the Senior Note Purchase Documents and to the agreements governing any other Principal

Credit Facility requested by the Administrative Agent, in each case to close simultaneously with this Amendment and consistent with this Amendment, and otherwise in form and substance to the Administrative Agent.

3.3The Administrative Agent shall have received and be reasonably satisfied with such other documents, and the Loan Parties shall have satisfied such other conditions, as disclosed on the closing list delivered to the Company prior to the date hereof, each satisfactory in form and substance to the Administrative Agent.

ARTICLE 4.
MISCELLANEOUS.
4.1References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.  This Amendment shall constitute a Loan Document.
4.2Without limiting any amounts payable under the Loan Documents, the Loan Parties, jointly and severally, agree to pay all reasonable and documented out of pocket expenses, including the reasonable fees, charges and disbursements of counsel, of the Administrative Agent in connection with this Amendment and the transaction in connection herewith.
4.3Except as expressly amended hereby, each of the Loan Parties agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  Nothing herein shall be deemed to entitle any Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  The Loan Parties acknowledge and agree that, without limiting the terms of any Loan Documents, all Secured Obligations are unconditionally owing by the Loan Parties and their applicable Subsidiaries without setoff, recoupment, defense, or counterclaim, in law or in equity, of any kind or character, and all Secured Obligations are and will continue to be secured by valid, perfected, indefeasible Liens in, among other things, the Collateral, as applicable, and each of the Loan Parties reaffirms its obligations and duties under the Loan Documents and the Liens in the Collateral that it granted to Administrative Agent under the Loan Documents, as applicable, to secure the Secured Obligations.
4.4Each Loan Party represents and warrants that it is not aware of any claims or causes of action against any Lender, the Administrative Agent or any of their respective affiliates, successors or assigns, it has not assigned any claim, set off, or defense with respect to the Secured Obligations, the Administrative Agent, any Lender, or the Loan Documents and that it has no defenses, offsets or counterclaims with respect to the Secured Obligations.  Notwithstanding this representation and as further consideration for the agreements and understandings herein, each Loan Party, on behalf of itself and its employees, agents, executors, heirs, successors and assigns (the “Releasing Parties”), hereby releases each Lender, the Administrative Agent and their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns (the “Released Parties”), from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, arising from or in any way related to the Credit Agreement, the other Loan Documents, all transactions relating to the Credit Agreement or any of the other

Loan Documents or the business relationship among, or any other transactions or dealings among, the Releasing Parties or any of them and the Released Parties or any of them relating to the Credit Agreement or any of the other Loan Documents.
4.5This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
4.6Each party hereto hereby acknowledges and agrees that, among other provisions, the terms set forth in Sections 9.06(b), 9.09 and 9.10 of the Credit Agreement, as amended hereby, apply to this Amendment as if such sections were set forth in full herein.
4.7This Amendment shall be governed by, and construed in accordance with, the laws of the State of Michigan.
4.8Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

UFP INDUSTRIES, INC., f/k/a Universal Forest Products, Inc., as Company and a Borrower

By _________________________

Name: Michael R. Cole

Title: Chief Financial Officer

UFP CANADA, INC., as a Foreign Subsidiary Borrower

By _________________________

Name: Michael R. Cole

Title: Treasurer

UFP AUSTRALIA PTY LTD., as a Foreign Subsidiary Borrower

By _________________________

Name: Michael R. Cole

Title: Treasurer

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By _________________________
Name: Jonathan Bennett
Title: Authorized Officer

Signature page – Third Amendment to Credit Agreement – UFP Industries, Inc.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as the Applicable Lending Installation and Related Party designated by JPMorgan Chase Bank, N.A. for Loans to any Borrower in Canada or in Canadian Dollars

By  _________________________

Name:  Jeffrey Coleman

Title:  Authorized Officer

WELLS FARGO BANK, N.A., as a Lender and as Syndication Agent

By  _________________________

Name:

Title:

Signature page – Third Amendment to Credit Agreement – UFP Industries, Inc.

PNC BANK, NATIONAL ASSOCIATION as a Lender and as Documentation Agent

By  _________________________

Name:

Title:

Signature page – Third Amendment to Credit Agreement – UFP Industries, Inc.

THE HUNTINGTON NATIONAL BANK

By  _________________________

Name:

Title:

Signature page – Third Amendment to Credit Agreement – UFP Industries, Inc.

BANK OF AMERICA, N.A.

By  _________________________

Name:

Title:

Signature page – Third Amendment to Credit Agreement – UFP Industries, Inc.

BANK OF AMERICA, N.A. (Canada branch) as the Applicable Lending Installation and Related Party designated by Bank of America, N.A. for Loans to any Borrower in Canada or in Canadian Dollars

By  _________________________

Name:

Title:

Signature page – Third Amendment to Credit Agreement – UFP Industries, Inc.

COBANK, FBC

By  _________________________

Name:

Title:

Signature page – Third Amendment to Credit Agreement – UFP Industries, Inc.

GREENSTONE FARM CREDIT SERVICES

By  _________________________

Name:

Title:

Signature page – Third Amendment to Credit Agreement – UFP Industries, Inc.

CONSENT AND AGREEMENT

               As of the date and year first above written, each of the undersigned hereby:

               (a)   fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby and agrees to be bound by the provisions applicable to it (including representations, warranties, and agreements, as applicable);

               (b)   agrees that each Loan Document to which it is a party is hereby ratified and confirmed and shall remain in full force and effect, and acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect to any such Loan Document to which it is a party and each other Loan Document to which it is a party;

               (c)   acknowledges that its consent and agreement hereto is a condition to the Lenders  obligations under the above Amendment and it is in its interest and to its financial benefit to execute this Consent and Agreement; and

               (d)   represents and warrants to the Administrative Agent and the Lenders that this Consent and Agreement is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, it is not aware of any claims or causes of action against the Administrative Agent, the Lenders, or any of their affiliates, successors or assigns, and that it has no defense, offsets or counterclaims with respect to any of the Secured Obligations.

Guarantors:

                                         By: ________________________________

Name: Michael R. Cole

Title: Authorized Signer of each Guarantor listed on Schedule 1, on behalf of each Guarantor listed on Schedule 1

Schedule 1

List of Guarantors

234 Springs Rd., LLC

2875 Needmore Rd., LLC

621 Hall St., LLC

Advantage Label and Packaging, Inc.

Aljoma Holding Company, LLC

Aljoma Lumber, Inc.

Caliper Building Systems, LLC

Deckorators, Inc. (f/k/a Universal Consumer Products, Inc.; successor by merger with Maine Ornamental, LLC)

Eovations, LLC

Idaho Western, Inc.

idx Corporation (successor by merger with Horizon Terra, Incorporated, idX Chicago, LLC, idX Dallas, LLC, idX Dayton, LLC, idX Impressions, LLC, idX Los Angeles, LLC

idX Holdings, Inc.

Metaworld Technologies, LLC

North Atlantic Framing, LLC

PR Distribution, LLC

Shawnlee Construction LLC

Shepardville Construction, LLC

Store Fixtures Canada Holdings, Inc.

Tresstar, LLC

Triangle Systems, Inc.

UFP Ashburn, LLC

UFP Auburndale, LLC

UFP Aurora, LLC

UFP Barnesville, LLC

UFP Belchertown, LLC

UFP Berlin, LLC

UFP Biscoe, LLC

UFP Blanchester, LLC

UFP Bonner, LLC

UFP Caldwell, LLC

UFP Cameron, LLC

UFP Chandler, LLC

UFP Chicago, LLC

UFP Concrete Forming Solutions, Inc.

UFP Construction, LLC

UFP Craft and Hobby, LLC

UFP Dallas, LLC

UFP Distribution, LLC

UFP Eagan, LLC

UFP Eastern Division, Inc. (successor by merger to UFP Atlantic, LLC, UFP East Central, LLC, UFP Great Lakes, LLC, UFP Gulf, LLC, UFP North

Atlantic, LLC, UFP Northeast, LLC, and UFP Southeast, LLC)

UFP Eatonton, LLC

UFP Elizabeth City, LLC

UFP Elkwood, LLC

UFP Financial Services, Inc. (f/k/a UFP National Enterprises II, Inc.)

UFP Folkston, LLC

UFP Framing, LLC

UFP Franklinton, LLC

UFP Gainesville, LLC

UFP Gear, LLC

UFP Gordon, LLC

UFP Grand Rapids, LLC

UFP Grandview, LLC

UFP Granger, LLC

UFP Haleyville, LLC

UFP Hamilton, LLC

UFP Hampton Holding Company, LLC

UFP Harrisonville, LLC

UFP Hartford, LLC

UFP Hillsboro, LLC

UFP Industrial, LLC

UFP International Employment Services, LLC

UFP International, LLC

UFP Janesville, LLC

UFP Kyle, LLC

UFP Lafayette, LLC

UFP Lansing, LLC

UFP Magna, LLC

UFP McMinnville, LLC

UFP Mexico Proyectos, LLC

UFP Mid-Atlantic, LLC

UFP Milwaukee, LLC

UFP Minneota, LLC

UFP Morristown, LLC

UFP Moultrie, LLC

UFP NAC, LLC

UFP Nappanee, LLC

UFP New London, LLC

UFP New Waverly, LLC

UFP New Windsor, LLC

UFP New York, LLC

UFP Orlando, LLC

UFP Packaging, LLC

UFP Palm Beach, LLC

UFP Parker, LLC

UFP Purchasing, Inc.

UFP Ranson, LLC

UFP Real Estate, LLC

UFP Retail, LLC

UFP Riverside, LLC

UFP RMS, LLC (f/k/a Universal Forest Products RMS, LLC)

UFP Rockwell, LLC

UFP Saginaw, LLC

UFP Salisbury, LLC

UFP San Antonio, LLC

UFP Sauk Rapids, LLC

UFP Schertz, LLC

UFP Shawnee, LLC

UFP Stafford, LLC

UFP Stockertown, LLC

UFP Tampa, LLC

UFP Thomaston, LLC

UFP Thornton, LLC

UFP Transportation, Inc.

UFP Union City, LLC

UFP Ventures II, Inc.

UFP Warranty Corporation

UFP Warrens, LLC

UFP Washington, LLC

UFP Western Division, Inc. (successor by merger to UFP Central Plains, LLC, UFP Far West, LLC,

UFP Mountain West, LLC, and UFP Southwest, LLC)

UFP White Bear Lake, LLC

UFP Windsor, LLC

UFP Woodburn, LLC

Ultra Aluminum Manufacturing, Inc.

United Lumber & Reman, LLC

Universal Forest Products Texas LLC

Upshur Forest Products, LLC

Yard & Home, LLC

Performance Formulation Solutions, LLC (f/k/a Fire Retardant Chemical Technologies, LLC)

UFP Londonderry, LLC

UFP Rockingham, LLC

UFP Site Built, LLC

PalletOne, Inc.

PalletOne of Maine, Inc.

PalletOne Energy LLC

PalletOne of Wisconsin, Inc.

PalletOne of Wisconsin Manufacturing, LLC

PalletOne of Indiana, Inc.

PalletOne of Indiana Transportation, LLC

PalletOne of North Carolina, Inc.

P1 Catawba Development Company LLC

PalletOne of Florida, Inc.

SunOne Logistics, LLC

PalletOne of Virginia, LLC

PalletOne of Alabama, LLC

Sunbelt Acquisition Corp.

Sunbelt Forest Products Corporation

Sunbelt Acquisition II Florida, LLC

Sunbelt Acquisition III Alabama, LLC

Sunbelt Forest Products Alabama, LLC

Sunbelt Forest Georgia LLC

PalletOne of Texas Holdings, Inc.

PalletOne Acquisition of Texas, Inc.

PalletOne of Texas, L.P.

PalletOne Manufacturing of Texas, LLC

PalletOne of NE Texas, LLC

PalletOne of Mobile, LLC

Dempsey Wood Products, LLC